UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) December 30, 2003

                           NATIONAL PROPERTY INVESTORS 7
               (Exact name of registrant as specified in its charter)


              California               0-13454                13-3230613
      (State or other jurisdiction  (Commission            (I.R.S. Employer
           of incorporation)        File Number)        Identification Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                         (Registrant's telephone number)

Item 2.     Acquisition or Disposition of Assets

On December 30, 2003, the Registrant sold one of its investment properties, Southpoint Apartments, located in Durham, North Carolina. The Registrant sold Southpoint Apartments to HD South Point, LLC, a third party, for $11,800,000. The sales price was determined based on the fair market value of the investment property.

In accordance with the Amended Limited Partnership Agreement of the Registrant, the Registrant's general partner is evaluating the cash requirements of the Registrant to determine whether any portion of the net proceeds will be distributed to the Registrant's partners.

Item 7.     Financial Statements and Exhibits

(b) Pro forma financial information.

The following unaudited pro forma consolidated balance sheet and statements of operations reflect the operations of the Registrant as if Southpoint Apartments had been sold on January 1, 2002.

The pro forma consolidated financial statements do not project the Registrant's results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant's 2002 Annual Report on Form 10-KSB.


                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (in thousands)

                               September 30, 2003



All other assets                                            $ 950
Investment properties, net                                   6,170

      Total Assets                                         $ 7,120

All other liabilities                                       $ 291
Mortgage notes payable                                       9,057
Partners' deficit                                           (2,228)

      Total Liabilities and Equity                         $ 7,120

                  PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                        (in thousands, except per unit data)


                                           Nine Months Ended      Year Ended
                                             September 30,       December 31,
                                                 2003                2002

Total revenues                                  $ 2,162            $ 2,965
Total expenses                                    2,351              3,165

Net loss                                        $ (189)             $ (200)

Net loss per limited partnership unit           $ (3.09)           $ (3.27)


(c) Exhibits.

The following exhibits are filed with this report (1):

10.14Purchase and Sale Contract  between  Registrant  and The Dilweg  Companies,
     LLC, dated October 20, 2003.

10.15Amendment to Purchase and Sale Contract  between  Registrant and The Dilweg
     Companies, LLC, dated October 27, 2003.

10.16Reinstatement  and Second  Amendment to Purchase and Sale Contract  between
     Registrant and The Dilweg Companies, LLC, dated November 6, 2003.

10.17Third  Amendment to Purchase and Sale Contract  between  Registrant and The
     Dilweg Companies, LLC, dated December 17, 2003.

10.18Assignment and Assumption of Real Estate Sale Agreement  between The Dilweg
     Companies, LLC and HD South Point, LLC, dated December 30, 2003.

(1) Schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    NATIONAL PROPERTY INVESTORS 7


                                    By:   NPI Equity Investments, Inc.
                                          Its Managing General Partner


                                    By:   /s/Patrick J. Foye
                                          Patrick J. Foye
                                          Executive Vice President


                                    Date: January 13, 2004

                                                                   Exhibit 10.14

                           PURCHASE AND SALE CONTRACT

                                     BETWEEN

                         NATIONAL PROPERTY INVESTORS 7,

                        a California limited partnership

                                    AS SELLER

                                       AND

                           THE DILWEG COMPANIES, LLC,

                     a North Carolina limited liability company

                                  AS PURCHASER

                             SOUTH POINT APARTMENTS

                                Table of Contents

                                                                            Page

ARTICLE 1      DEFINED TERMS.................................................1

ARTICLE 2      PURCHASE AND SALE, PURCHASE PRICE & DEPOSIT...................6

      2.1   Purchase and Sale................................................6

      2.2   Purchase Price and Deposit.......................................6

      2.3   Escrow Provisions Regarding Deposit..............................7

ARTICLE 3      FEASIBILITY PERIOD............................................8

      3.1   Feasibility Period...............................................8

      3.2   Expiration of Feasibility Period.................................8

      3.3   Conduct of Investigation.........................................9

      3.4   Purchaser Indemnification........................................9

      3.5   Property Materials..............................................10

      3.6   Property Contracts..............................................11

ARTICLE 4      TITLE........................................................11

      4.1   Title Documents.................................................11

      4.2   Survey..........................................................12

      4.3   Objection and Response Process..................................12

      4.4   Permitted Exceptions............................................13

      4.5   Existing Deed of Trust..........................................13

ARTICLE 5      CLOSING......................................................13

      5.1   Closing Date....................................................13

      5.2   Seller Closing Deliveries.......................................14

      5.3   Purchaser Closing Deliveries....................................15

      5.4   Closing Prorations and Adjustments..............................15

      5.5   Post Closing Adjustments........................................18

ARTICLE 6      REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.......19

      6.1   Seller's Representations........................................19

      6.2   AS-IS...........................................................20

      6.3   Survival of Seller's Representations............................21

      6.4   Definition of Seller's Knowledge................................21

      6.5   Representations And Warranties Of Purchaser.....................21

ARTICLE 7      OPERATION OF THE PROPERTY....................................22

      7.1   Leases and Property Contracts...................................22

      7.2   General Operation of Property...................................23

      7.3   Liens...........................................................23

ARTICLE 8      CONDITIONS PRECEDENT TO CLOSING..............................23

      8.1   Purchaser's Conditions to Closing...............................23

ARTICLE 9      BROKERAGE....................................................24

      9.1   Indemnity.......................................................24

      9.2   Broker Commission...............................................25

      9.3   Broker Signature Page...........................................25

ARTICLE 10     DEFAULTS AND REMEDIES........................................25

      10.1  Purchaser Default...............................................25

      10.2  Seller Default..................................................26

ARTICLE 11     RISK OF LOSS OR CASUALTY.....................................26

      11.1  Major Damage....................................................26

      11.2  Minor Damage....................................................27

      11.3  Repairs.........................................................27

ARTICLE 12     EMINENT DOMAIN...............................................27

      12.1  Eminent Domain..................................................27

ARTICLE 13     MISCELLANEOUS................................................27

      13.1  Binding Effect of Contract......................................27

      13.2  Exhibits And Schedules..........................................28

      13.3  Assignability...................................................28

      13.4  Binding Effect..................................................28

      13.5  Captions........................................................28

      13.6  Number And Gender Of Words......................................28

      13.7  Notices.........................................................28

      13.8  Governing Law And Venue.........................................30

      13.9  Entire Agreement................................................30

      13.10 Amendments......................................................30

      13.11 Severability....................................................31

      13.12 Multiple Counterparts/Facsimile Signatures......................31

      13.13 Construction....................................................31

      13.14 Confidentiality.................................................31

      13.15 Time Of The Essence.............................................31

      13.16 Waiver..........................................................31

      13.17 Attorneys Fees..................................................32

      13.18 Time Periods....................................................32

      13.19 1031 Exchange...................................................32

      13.20   No Personal Liability of Officers, Trustees or Directors of
            Seller's Partners...............................................32

      13.21 No Exclusive Negotiations.......................................33

      13.22 ADA Disclosure..................................................33

      13.23 No Recording....................................................33

      13.24 Relationship of Parties.........................................33

      13.25 Dispute Resolution..............................................33

      13.26 AIMCO Marks.....................................................34

      13.27 Non-Solicitation of Employees...................................34

      13.28 Survival........................................................34

      13.29 Multiple Purchasers.............................................34

ARTICLE 14     LEAD-BASED PAINT DISCLOSURE..................................35

      14.1  Disclosure......................................................35

                           PURCHASE AND SALE CONTRACT

      THIS PURCHASE AND SALE CONTRACT (this "Contract") is entered into as of the 10th day of October, 2003 (the "Effective Date"), by and between National Property Investors 7, a California limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller"), and The Dilweg Companies, LLC, a North Carolina limited liability company, having a principal address at 5310 South Alston Avenue, Suite 210, Durham, North Carolina 27713 ("Purchaser").

      NOW, THEREFORE, in consideration of mutual covenants set forth herein, Seller and Purchaser hereby agree as follows:

                                    RECITALS

      A.....Seller  owns  the real  estate  located  in  Durham,  County,  North
Carolina, as more particularly described in Exhibit A attached hereto and made a part hereof, and the improvements thereon, commonly known as South Point Apartments.

      B.....Purchaser  desires to  purchase,  and Seller  desires to sell,  such land, improvements and certain associated property, on the terms and conditions set forth below.

                                  ARTICLE 1...
                                  DEFINED TERMS

1.1  Unless  otherwise  defined  herein,   any  term  with  its  initial  letter
capitalized in this Contract shall have the meaning set forth in this ARTICLE 1.

1.1.1  ....."ADA" shall have the meaning set forth in Section 13.22.

1.1.2  .....[Intentionally left blank].

1.1.3  ....."AIMCO" means Apartment Investment and Management Company.

1.1.4 ....."AIMCO Marks" means all words, phrases, slogans, materials, software, proprietary systems, trade secrets, proprietary information and lists, and other intellectual property owned or used by Seller, the Property Manager, or AIMCO in the marketing, operation or use of the Property (or in the marketing, operation or use of any other properties managed by the Property Manager or owned by AIMCO or an affiliate of either Property Manager or AIMCO).

1.1.5  .....[Intentionally left blank].

1.1.6  .....[Intentionally left blank].

1.1.7  .....[Intentionally left blank].

1.1.8  ....."Broker" shall have the meaning set forth in Section 9.1.

1.1.9  ....."Business  Day"  means any day other  than a  Saturday  or Sunday or
Federal holiday or legal holiday in the States of Colorado, Texas or North Carolina.

1.1.10 ...."Closing" means the consummation of the purchase and sale and related transactions contemplated by this Contract in accordance with the terms and conditions of this Contract.

1.1.11  ...."Closing  Date"  means  the date on which  date the  Closing  of the conveyance of the Property is required to be held pursuant to Section 5.1.

1.1.12  ...."Code" shall have the meaning set forth in Section 2.3.6.

1.1.13  ....[intentionally deleted]

1.1.14  ...."Consultants" shall have the meaning set forth in Section 3.1.

1.1.15  ...."Damage Notice" shall have the meaning set forth in Section 11.1.

1.1.16  ...."Deed" shall have the meaning set forth in Section 5.2.1.

1.1.16.5 "Deed of Trust" shall have the meaning set forth in Section 4.5.

1.1.17  ...."Deposit" shall have the meaning set forth in Section 2.2.1.

1.1.18  ...."Escrow Agent" shall have the meaning set forth in Section 2.2.1.

1.1.19  ...."Excluded  Permits" means those Permits which, under applicable law, are nontransferable and such other Permits, if any, as may be designated as Excluded Permits on Schedule 1.1.19.

1.1.20  ...."Existing Survey" shall have the meaning set forth in Section 4.2.

1.1.21 ...."Feasibility Period" shall have the meaning set forth in Section 3.1.

1.1.22  ....[intentionally deleted]

1.1.23  ...."FHA " shall have the meaning set forth in Section 13.22.

1.1.24  ...."Fixtures  and  Tangible  Personal  Property"  means  all  fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of tangible personal property located on the Land or in the Improvements as of the Effective Date and used or usable in connection with the occupation or operation of all or any part of the Property, but only to the extent transferable. The term "Fixtures and Tangible Personal Property" does not include (a) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased by Seller, or (b) property owned or leased by any Tenant or guest, employee or other person furnishing goods or services to the Property, or (c) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property, or
(d) the property and equipment, if any, expressly identified in Schedule 1.1.24.

1.1.25  ...."General  Assignment"  shall have the  meaning  set forth in Section
5.2.3.

1.1.26  ...."Good Funds" shall have the meaning set forth in Section 2.2.1.

1.1.27  ...."Improvements"  means all buildings and improvements  located on the
Land taken "as is."

1.1.28  ...."[Intentionally left blank].

1.1.29 ...."Land" means all of those certain tracts of land located in the State of North Carolina described on Exhibit A, and all rights, privileges and appurtenances pertaining thereto.

1.1.30  ...."Lease(s)"  means  the  interest  of  Seller  in and to all  leases, subleases and other occupancy contracts, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Closing Date for the applicable Property.

1.1.31  ...."Leases  Assignment"  shall  have the  meaning  set forth in Section
5.2.4.

1.1.32  ...."Lender" means GMAC Commercial Mortgage Corporation.

      ......1.1.32.5  "Lender Fees" shall mean all fees and expenses (including, without limitation, all prepayment penalties and pay-off fees) imposed or charged by Lender or its counsel in connection with the Loan Payoff, and, to the extent that the Loan Payoff occurs on a date other than as permitted under the Note and Deed of Trust, any amounts of interest charged by Lender for the period from the Closing Date to the permitted prepayment date, the amount of the Lender's Fees to be determined as of the Closing Date.

1.1.33  ...."Loan" means the indebtedness owing to Lender evidenced by the Note.

1.1.34  ....[Intentionally left blank].

1.1.35  ...."Loan Balance" shall have the meaning set forth in Section 2.2.3.

1.1.36  ...."Loan Payoff" shall have the meaning set forth in Section 5.4.7.

1.1.37  ...."Losses" shall have the meaning set forth in Section 3.4.1.

1.1.38  ...."Materials" shall have the meaning set forth in Section 3.5.

1.1.39  ...."Miscellaneous  Property Assets" means all contract rights,  leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, excluding, however, (a) receivables, (b) Property Contracts, (c) Leases,
(d) Permits, (e) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (f) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (g) utility and similar deposits, (h) insurance or other prepaid items, (i) Seller's proprietary books and records, or (j) any right, title or interest in or to the AIMCO Marks. The term "Miscellaneous Property Assets" also shall include all of Seller's rights, if any, in and to the name "South Point Apartments" as it relates solely to use in connection with the Property (and not with respect to any other property owned or managed by Seller, Property Manager, AIMCO, or their respective affiliates).

1.1.40  ...."Note"  means that certain  Multifamily  Note (Variable Loan) in the original principal amount of $5,000,000, dated June 27, 2003, executed by Seller and payable to the order of GMAC Commercial Mortgage Corporation.

1.1.41 ...."Objection Deadline" shall have the meaning set forth in Section 4.3.

1.1.42  ...."Objection Notice" shall have the meaning set forth in Section 4.3.

1.1.43  ...."Objections" shall have the meaning set forth in Section 4.3.

1.1.44  ...."Permits" means all licenses and permits granted by any governmental authority having jurisdiction over the Property owned by Seller and required in order to own and operate the Property.

1.1.45 .."Permitted Exceptions" shall have the meaning set forth in Section 4.4.

1.1.46  ...."Property"  means (a) the Land and  Improvements  and all  rights of
Seller, if any, in and to all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Land and Improvements,
(b) the right, if any and only to the extent transferable, of Seller in the Property Contracts, Leases, Permits (other than Excluded Permits), and the Fixtures and Tangible Personal Property, and (c) the Miscellaneous Property Assets owned by Seller which are located on the Property and used in its operation.

1.1.47  ...."Property  Contracts"  means all  contracts,  agreements,  equipment leases, purchase orders, maintenance, service, or utility contracts and similar contracts, excluding Leases, which relate to the ownership, maintenance, construction or repair and/or operation of the Property, but only to the extent the assignment of such contract to Purchaser is permitted pursuant to the express terms of such contract, and not including (a) any national contracts entered into by Seller, Property Manager, or AIMCO with respect to the Property
(i) which terminate  automatically  upon transfer of the Property by Seller,  or
(ii) which Seller, in Seller's sole discretion, elects to terminate with respect to the Property effective as of the Closing Date, or (b) any property management contract for the Property. Property Contracts shall not include forward or similar long-term contracts to purchase electricity, natural gas, or other utilities, which contracts shall be "Utility Contracts" governed by the provisions of Section 5.4.11.

1.1.48  ...."Property  Contracts  Notice"  shall have the  meaning  set forth in
Section 3.6.

1.1.49  ...."Property Manager" has the meaning set forth in Section 6.4.

1.1.50  ...."Proration  Schedule"  shall have the  meaning  set forth in Section
5.4.1.

1.1.51  ...."Purchase  Price" means the consideration to be paid by Purchaser to
Seller for the purchase of the Property pursuant to Section 2.2.

1.1.51.5"Purchaser's Broker" shall have the meaning set forth in Section 9.1

1.1.52  ...."Regional  Property  Manager"  shall have the  meaning  set forth in
Section 6.4.

1.1.52.25 "Released Deposit" shall have the meaning set forth in Section 2.2.1.

1.1.52.5 "Remaining Deposit" shall have the meaning set forth in Section 2.2.1.

1.1.53  ....[intentionally deleted]

1.1.54  ...."Rent Roll" shall have the meaning set forth in Section 3.5.3

1.1.55  ...."Response Deadline" shall have the meaning set forth in Section 4.3.

1.1.56  ...."Response Notice" shall have the meaning set forth in Section 4.3.

1.1.57  ...."Seller's  Indemnified  Parties" shall have the meaning set forth in
Section 3.4.1

1.1.58  ...."Seller's  Representations"  shall  have the  meaning  set  forth in
Section 6.1.

1.1.59  ...."Survey" shall have the meaning ascribed thereto in Section 4.2.

1.1.60  ...."Survival Period" shall have the meaning set forth in Section 6.3.

1.1.61  ...."Survival  Provisions"  shall have the  meaning set forth in Section
13.28.

1.1.62 ...."Tenant" means any person or entity entitled to occupy any portion of the Property under a Lease.

1.1.63  ...."Tenant  Deposits"  means all security  deposits,  prepaid  rentals, cleaning fees and other refundable deposits and fees collected from Tenants, plus any interest accrued thereon, paid by Tenants to Seller pursuant to the Leases. Tenant Deposits shall not include any non-refundable deposits or fees paid by Tenants to Seller, either pursuant to the Leases or otherwise.

1.1.64 ...."Tenant Security Deposit Balance" shall have the meaning set forth in
Section 5.4.6.2.

1.1.65  ...."Terminated  Contracts"  shall have the meaning set forth in Section
3.6.

1.1.66  ....[intentionally deleted]

1.1.67 ...."Third-Party Reports" means any reports, studies or other information prepared or compiled for Purchaser by any Consultant or other third-party in connection with Purchaser's investigation of the Property.

1.1.68 ...."Title Commitment" shall have the meaning ascribed thereto in Section
4.1.

1.1.69  ...."Title Documents" shall have the meaning set forth in Section  4.1.

1.1.70  ...."Title Insurer" shall have the meaning set forth in Section 2.2.1.

1.1.71  ...."Title Policy" shall have the meaning set forth in Section  4.1.

1.1.72  ...."Uncollected  Rents"  shall  have the  meaning  set forth in Section
5.4.6.1.

1.1.73  ...."Utility  Contract  " shall  have the  meaning  set forth in Section
5.4.11.

1.1.74  ...."Vendor  Terminations"  shall have the  meaning set forth in Section
5.2.5.

                                  ARTICLE 2...
                    PURCHASE AND SALE, PURCHASE PRICE & DEPOSIT

2.1 Purchase and Sale. Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, all in accordance with the terms and conditions set forth in this Contract.

2.2 Purchase Price and Deposit. The total purchase price ("Purchase Price") for the Property shall be an amount equal to $8,460,000, less the Lender Fees, which amount shall be paid by Purchaser, as follows:

2.2.1 .....On the Effective Date,  Purchaser shall deliver to Fidelity  National
Title Company, c/o Lolly Avant, National Commercial Closing Specialist, 1900 West Loop South, Suite 650, Houston Texas 77027, Telephone: 1-800-879-1677
("Escrow Agent" or "Title Insurer") a deposit (the "Deposit") of $150,000 by wire transfer of immediately available funds ("Good Funds"). The Deposit shall be held and disbursed in accordance with the escrow provisions set forth in
Section 2.3. Fifteen (15) days after the Effective Date, $75,000 of the Deposit shall be released (the "Released Deposit") to Seller and shall be non-refundable, except only for breach of this Contract by Seller (and thereafter termination of this Contract by Purchaser) or satisfaction of the conditions expressly stated in Section 8.1. (The portion of the Deposit remaining in escrow shall be the "Remaining Deposit").

2.2.2  .....[Intentionally left blank].

2.2.3  .....[Intentionally left blank].

2.2.4  .....The  balance of the Purchase Price for the Property shall be paid to and received by Escrow Agent by wire transfer of Good Funds no later than 11:00 a.m. (in the time zone in which Escrow Agent is located) on the Closing Date (or such earlier time as required by Seller's lender, but in no event more than 1 Business Day prior to the Closing Date).

2.3   Escrow Provisions Regarding Deposit.

2.3.1  .....Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms of this Contract. Escrow Agent shall invest the Deposit in such short-term, high-grade securities, interest-bearing bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase contracts as Escrow Agent, in its discretion, deems suitable, and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit pursuant to this Contract.

2.3.2  .....Escrow Agent shall hold the Deposit (subject to early release of the
Released Deposit pursuant to Section 2.2.1) until the earlier occurrence of (i) the Closing Date, at which time the Deposit (including the Released Deposit) shall be applied against the Purchase Price, or (ii) the date on which Escrow Agent shall be authorized to disburse the Deposit as set forth in Section 2.3.3. The tax identification numbers of the parties shall be furnished to Escrow Agent upon request.

2.3.3 .....If the Deposit  remaining in escrow has not been released  earlier in accordance with Sections 2.2.1 or 2.3.2, and either party makes a written demand upon Escrow Agent for payment of the portion or the Deposit remaining in escrow, Escrow Agent shall give written notice to the other party of such demand. If Escrow Agent does not receive a written objection from the other party to the proposed payment within 5 Business Days after the giving of such notice, Escrow Agent is hereby authorized to make such payment (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit to Purchaser). If Escrow Agent does receive such written objection within such 5-Business Day period, Escrow Agent shall continue to hold such amount until otherwise directed by written instructions from the parties to this Contract or a final judgment or arbitrator's decision. However, Escrow Agent shall have the right at any time to deposit the Deposit remaining in escrow and interest thereon, if any, with a court of competent jurisdiction in the state in which the Property is located. Escrow Agent shall give written notice of such deposit to Seller and Purchaser. Upon such deposit, Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.

2.3.4  .....The  parties  acknowledge  that Escrow  Agent is acting  solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties for any act or omission on its part unless taken or suffered in bad faith in willful disregard of this Contract or involving gross negligence. Seller and Purchaser jointly and severally shall indemnify and hold Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorney's fees, incurred in connection with the performance of Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by Escrow Agent in bad faith, in willful disregard of this Contract or involving gross negligence on the part of the Escrow Agent.

2.3.5  .....The  parties  shall deliver to Escrow Agent an executed copy of this
Contract, which shall constitute the sole instructions to Escrow Agent. Escrow Agent shall execute the signature page for Escrow Agent attached hereto with respect to the provisions of this Section 2.3; provided, however, that (a) Escrow Agent's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Seller, and the same shall become fully effective upon execution by Purchaser and Seller, and (b) the signature of Escrow Agent will not be necessary to amend any provision of this Contract other than this Section 2.3.

2.3.6 .....Escrow  Agent, as the person  responsible for closing the transaction within the meaning of Section 6045(e)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), shall file all necessary information, reports, returns, and statements regarding the transaction required by the Code including, but not limited to, the tax reports required pursuant to Section 6045 of the Code. Further, Escrow Agent agrees to indemnify and hold Purchaser, Seller, and their respective attorneys and brokers harmless from and against any Losses resulting from Escrow Agent's failure to file the reports Escrow Agent is required to file pursuant to this section.

2.3.7 .....The  provisions of this Section 2.3 shall survive the  termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

                                  ARTICLE 3...
                               FEASIBILITY PERIOD

3.1 Feasibility Period. Subject to the terms of Section 3.3 and 3.4 and the right of Tenants under the Leases, from the Effective Date to and including the date which is 30 days after the Effective Date (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees (collectively, "Consultants") shall have the right from time to time to enter onto the Property:

3.1.1  .....To  conduct  and  make  any  and  all  customary   studies,   tests,
examinations, inquiries, and inspections, or investigations (collectively, the "Inspections") of or concerning the Property (including, without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys);

3.1.2 .....To confirm any and all matters which Purchaser may reasonably  desire to confirm with respect to the Property;

3.1.3  .....To  ascertain  and  confirm  the  suitability  of the  property  for
Purchaser's intended use of the Property; and

3.1.4  .....To review the Materials at Purchaser's sole cost and expense.

3.2 Expiration of Feasibility Period. If the results of any of the matters referred to in Section 3.1 appear unsatisfactory to Purchaser for any reason or if Purchaser elects not to proceed with the transaction contemplated by this Contract for any other reason, or for no reason whatsoever, in Purchaser's sole and absolute discretion, then Purchaser shall have the right to terminate this Contract by giving written notice to that effect to Seller and Escrow Agent on or before 5:00 p.m. (in the time zone in which the Escrow Agent is located) on the date of expiration of the Feasibility Period. If Purchaser exercises such right to terminate, this Contract shall terminate and be of no further force and effect subject to and except for Purchaser's liability pursuant to Section 3.3 and any other provision of this Contract which survives such termination, and Escrow Agent shall forthwith return the Deposit to Purchaser (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit); provided, however, if such termination occurs more than 15 days after the Effective Date, then an amount equal to the Remaining Deposit only shall be released to Purchaser with the Released Deposit being released to Seller (if not previously released). If Purchaser fails to provide Seller with written notice of termination prior to the expiration of the Feasibility Period in strict accordance with the notice provisions of this Contract, Purchaser's right to terminate under this Section 3.2 shall be permanently waived and this Contract shall remain in full force and effect, the entire Deposit (in addition to the Released Deposit) shall be non-refundable, and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in Section 8.1.

3.3 Conduct of Investigation. Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any Inspections conducted by or for Purchaser. Purchaser shall give notice to Seller (which may be telephonic notice to Seller's Property Manager), a reasonable time prior to entry onto the Property and shall permit Seller to have a representative present during all Inspections conducted at the Property. All information made available by Seller to Purchaser in accordance with this Contract or obtained by Purchaser in the course of its Inspections shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its Consultants from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Contract. The provisions of this Section 3.3 shall survive the termination of this Contract, and if not so terminated shall survive (except for the confidentiality provisions of this Section 3.3) the Closing and delivery of the Deed to Purchaser.

3.4   Purchaser Indemnification.

3.4.1 Purchaser shall indemnify, hold harmless and, if requested by Seller (in Seller's sole discretion), defend (with counsel approved by Seller) Seller, together with Seller's affiliates, parent and subsidiary entities, successors, assigns, partners, managers, members, employees, officers, directors, trustees, shareholders, counsel, representatives, agents, Property Manager, Regional Property Manager, and AIMCO (collectively, including Seller, "Seller's Indemnified Parties"), from and against any and all damages, mechanics' liens, liabilities, losses, demands, actions, causes of action, claims, costs and expenses (including reasonable attorneys' fees, including the cost of in-house counsel and appeals) (collectively, "Losses") arising from or related to Purchaser's or its Consultant's entry onto the Property, and any Inspections or other matters performed by Purchaser with respect to the Property during the Feasibility Period or otherwise.

3.4.2 Notwithstanding anything in this Contract to the contrary, Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests (including, without limitation, a Phase II environmental study of the Property), investigations and other matters that in Seller's reasonable judgment could result in any injury to the Property or breach of any contract, or expose Seller to any Losses or violation of applicable law, or otherwise adversely affect the Property or Seller's interest therein. Purchaser shall use best efforts to minimize disruption to Tenants in connection with Purchaser's or its Consultants' activities pursuant to this Section. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore, at Purchaser's sole cost and expense, the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this Article
3. Purchaser shall maintain (a) casualty insurance and comprehensive public liability insurance with coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $1,000,000.00 with respect to property damage, by water or otherwise, and (b) worker's compensation insurance for all of their respective employees in accordance with the law of the state in which the Property is located. Purchaser shall cause its third party consultants to maintain (i) casualty insurance and comprehensive public liability insurance with coverages of not less than $1,000,000.00 for injury or death to any one person and $1,000,000.00 for injury or death to more than one person and $1,000,000.00 with respect to property damage, by water or otherwise, and (ii) worker's compensation insurance for all of their respective employees in accordance with the law of the state in which the Property is located. Purchaser shall deliver proof of the insurance coverage required pursuant to this Section 3.4.2 to Seller (in the form of a certificate of insurance) prior to Purchaser's or Purchaser's Consultants' entry onto the Property. The provisions of this Section 3.4 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

3.5   Property Materials.

3.5.1 Within 10 days after the Effective Date, and to the extent the same exist and are in Seller's possession or reasonable control (subject to Section 3.5.2), Seller agrees to make the documents set forth on Schedule 3.5 (the "Materials") available at the Property for review and copying by Purchaser at Purchaser's sole cost and expense. In the alternative, at Seller's option and within the foregoing 10-day period, Seller may deliver some or all of the Materials to Purchaser, or make the same available to Purchaser on a secure web site
(Purchaser agrees that any item to be delivered by Seller under this Contract shall be deemed delivered to the extent available to Purchaser on such secured web site). To the extent that Purchaser determines that any of the Materials have not been made available or delivered to Purchaser pursuant to this Section 3.5.1, Purchaser shall notify Seller and Seller shall use commercially reasonable efforts to deliver the same to Purchaser within 5 Business Days after such notification is received by Seller; provided, however, that under no circumstances will the Feasibility Period be extended and Buyer's sole remedy will be to terminate this Contract pursuant to Section 3.2.

3.5.2 In providing such information and Materials to Purchaser, other than Seller's Representations, Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded and disclaimed. Any information and Materials provided by Seller to Purchaser under the terms of this Contract is for informational purposes only and, together with all Third-Party Reports, shall be returned by Purchaser to Seller as a condition to return of the Deposit to Purchaser (if Purchaser is otherwise entitled to such Deposit pursuant to the terms of this Contract) if this Contract is terminated for any reason. Purchaser shall not in any way be entitled to rely upon the accuracy of such information and Materials. Purchaser recognizes and agrees that the Materials and other documents and information delivered or made available by Seller pursuant to this Contract may not be complete or constitute all of such documents which are in Seller's possession or control, but are those that are readily available to Seller after reasonable inquiry to ascertain their availability. Purchaser understands that, although Seller will use commercially reasonable efforts to locate and make available the Materials and other documents required to be delivered or made available by Seller pursuant to this Contract, Purchaser will not rely on such Materials or other documents as being a complete and accurate source of information with respect to the Property, and will instead in all instances rely exclusively on its own Inspections and Consultants with respect to all matters which it deems relevant to its decision to acquire, own and operate the Property.

3.5.3 In addition to the items set forth on Schedule 3.5, no later than 10 days after the Effective Date, Seller shall deliver to Purchaser (or otherwise make available to Purchaser as provided under Section 3.5.1) a rent roll for the Property listing the move-in date, monthly base rent payable, lease expiration date and unapplied security deposit for each Lease (the "Rent Roll"). The Rent Roll shall be part of the Materials for all purposes under this Contract and Seller makes no representations or warranties regarding the Rent Roll other than the express representation set forth in Section 6.1.7. Seller shall update the Rent Roll in accordance with Section 5.2.11.

3.5.4 The provisions of this Section 3.5 shall survive the Closing and delivery of the Deed to Purchaser.

3.6 Property Contracts. On or before the expiration of the Feasibility Period, Purchaser may deliver written notice to Seller (the "Property Contracts Notice") specifying any Property Contracts which Purchaser desires to terminate at the Closing (the "Terminated Contracts"); provided that (a) the effective date of such termination after Closing shall be subject to the express terms of such Terminated Contracts (and, to the extent that the effective date of termination of any Terminated Contract is after the Closing Date, Purchaser shall be deemed to have assumed all of Seller's obligations under such Terminated Contract as of the Closing Date), (b) if any such Property Contract cannot by its terms be terminated, it shall be assumed by Purchaser and not be a Terminated Contract, and (c) to the extent that any such Terminated Contract requires payment of a penalty or premium for cancellation, Purchaser shall be solely responsible for the payment of any such cancellation fees or penalties. If Purchaser fails to deliver the Property Contracts Notice on or before the expiration of the Feasibility Period, there shall be no Terminated Contracts and Purchaser shall assume all Property Contracts at the Closing.

                                   ARTICLE 4
                                      TITLE

4.1 Title Documents. Within 10 calendar days after the Effective Date, Seller shall cause to be delivered to Purchaser a standard form commitment for title insurance ("Title Commitment") for the Property in an amount equal to the Purchase Price from Title Insurer for an owner's title insurance policy (the "Title Policy") on the most recent standard American Land Title Association form, together with copies of all instruments identified as exceptions therein (together with the Title Commitment, referred to herein as the "Title Documents"). Purchaser shall be responsible to pay the premium for the Title
Policy. Purchaser also shall be responsible for payment of all other costs relating to procurement of the Title Commitment, the Title Policy, and any requested endorsements.

4.2 Survey. Within 3 Business Days after the Effective Date, Seller shall deliver to Purchaser or make available at the Property any existing survey of the Property (the "Existing Survey") which to Seller's knowledge is in Seller's possession or reasonable control (subject to Section 3.5.2); provided, however, Purchaser shall pay the costs of the Existing Survey prepared in August 2003. Purchaser acknowledges and agrees that delivery of the Existing Survey is subject to Section 3.5.2. To the extent that Purchaser desires that a new survey of the Property be prepared (or that the Existing Survey be updated), Purchaser shall request the same in writing to Seller no later than 5 Business Days after the Effective Date, in which event Seller shall order such new or updated survey (together with the Existing Survey, referred to herein as the "Survey") from the surveyor who prepared the Existing Survey (or from such other surveyor as Seller determines in its reasonable discretion). Purchaser shall be solely responsible for the cost and expense of the preparation of any new or updated survey requested pursuant to the terms of this Section 4.2.

4.3 Objection and Response Process. On or before the date which is 25 days after the Effective Date (the "Objection Deadline"), Purchaser shall give written notice (the "Objection Notice") to the attorneys for Seller of any matter set forth in the Title Documents or the Survey to which Purchaser objects (the "Objections"). If Purchaser fails to tender an Objection Notice on or before the Objection Deadline, Purchaser shall be deemed to have approved and irrevocably waived any objections to any matters covered by the Title Documents and the Survey. On or before 29 days after the Effective Date (the "Response Deadline"), Seller may, in Seller's sole discretion, give Purchaser notice (the "Response Notice") of those Objections which Seller is willing to cure, if any. Seller shall be entitled to reasonable adjournments of the Closing Date to cure the Objections. If Seller fails to deliver a Response Notice by the Response Deadline, Seller shall be deemed to have elected not to cure or otherwise resolve any matter set forth in the Objection Notice. If Purchaser is dissatisfied with the Response Notice, Purchaser may, as its exclusive remedy, elect by written notice given to Seller on or before the end of the Feasibility Period either (a) to accept the Title Documents and Survey with resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections) and without any reduction or abatement of the Purchase Price, or (b) to terminate this Contract, in which event the Deposit shall be returned to Purchaser (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit); provided, however, if such termination occurs more than 15 days after the Effective Date, then an amount equal to the Remaining Deposit only shall be released to Purchaser with the Released Deposit being released to Seller (if not previously released). If Purchaser fails to give notice to terminate this Contract on or before the expiration of the Feasibility Period, Purchaser shall be deemed to have elected to approve and irrevocably waived any objections to any matters covered by the Title Documents or the Survey, subject only to resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections).

4.4 Permitted Exceptions. The Deed delivered pursuant to this Contract shall be subject to the following, all of which shall be deemed "Permitted Exceptions":

4.4.1 All matters shown in the Title Documents and the Survey, other than (a) those Objections, if any, which Seller has agreed to cure pursuant to the Response Notice under Section 4.3, (b) mechanics' liens and taxes due and payable with respect to the period preceding Closing, (c) the standard exception regarding the rights of parties in possession which shall be limited to those parties in possession pursuant to the Leases, and (d) the standard exception pertaining to taxes which shall be limited to taxes and assessments payable in the year in which the Closing occurs and subsequent taxes and assessments;

4.4.2       All Leases;

4.4.3       [Intentionally left blank];

4.4.4       Applicable zoning and governmental regulations and ordinances;

4.4.5Any defects in or objections to title to the Property, or title exceptions or encumbrances, arising by, through or under Purchaser; and

4.4.6       The terms and conditions of this Contract.

4.5 Existing Deed of Trust. It is understood and agreed that, whether or not Purchaser gives an Objection Notice with respect thereto, any deeds of trust and/or mortgages (including any and all mortgages which secure the Note) against the Property (whether one or more, the "Deed of Trust "), together with any related assignment of leases, financing statements or collateral documents, shall not be deemed Permitted Exceptions, whether Purchaser gives written notice of such or not, and shall be paid off, satisfied, discharged and/or cured by Seller at Closing, provided that the Lender's Fees due in connection with the Loan Payoff shall be paid by Purchaser.

                                   ARTICLE 5
                                     CLOSING

5.1 Closing Date. The Closing shall occur 30 days following the expiration of the Feasibility Period (the "Closing Date") through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means; however, if Escrow Agent or its agent cannot lawfully record the transfer and other closing documents in the State of North Carolina, then Purchaser's counsel shall act as "recording agent" for Purchaser and Seller pursuant to instructions reasonably acceptable to Seller. Notwithstanding the foregoing to the contrary, Seller shall have the option, by delivering written notice to Purchaser not less than 5 days prior to the scheduled Closing Date, to extend the Closing Date to the last Business Day of the month in which the Closing Date otherwise would occur pursuant to the preceding sentence, or to such other date (either in the same month or the next) as Seller reasonably determines is desirable in connection with the Loan Payoff. Further, upon not less than 5 days prior notice to Purchaser, the Closing Date may be extended without penalty at the option of Seller to a date not later than 30 days following the Closing Date specified in the first sentence of this paragraph above (or, if applicable, as extended by Seller pursuant to the second sentence of this paragraph) to satisfy a condition to be satisfied by Seller, or such later date as is mutually acceptable to Seller and Purchaser.

5.2 Seller Closing Deliveries. No later than 2 Business Days prior to the Closing Date, Seller shall deliver to Escrow Agent, each of the following items:

5.2.1 Special Warranty Deed (the "Deed") in the form attached as Exhibit B to Purchaser, subject to the Permitted Exceptions.

5.2.2       A Bill of Sale in the form attached as Exhibit C.

5.2.3 A General Assignment in the form attached as Exhibit D (the "General Assignment").

5.2.4 An Assignment of Leases and Security Deposits in the form attached as Exhibit E (the "Leases Assignment").

5.2.5 A letter in the form attached hereto as Exhibit F prepared by Purchaser and countersigned by Seller to each of the vendors under the Terminated Contracts informing them of the termination of such Terminated Contract as of the Closing Date (subject to any delay in the effectiveness of such termination pursuant to the express terms of each applicable Terminated Contract) (the "Vendor Terminations").

5.2.6       A closing statement executed by Seller.

5.2.7 A title affidavit or at Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to Seller to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Contract; and

5.2.8 A certification of Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.

5.2.9 Resolutions,  certificates of good standing, and such other organizational
documents  as  Title  Insurer  shall  reasonably  require  evidencing   Seller's
authority to consummate this transaction.

5.2.10 An updated Rent Roll reflecting the information required in Section 3.5.3; however, the content of such updated Rent Roll shall in no event expand or modify the conditions to Purchaser's obligation to close as specified under
Section 8.1.

5.2.11 Countersigned letters to all Tenants prepared and executed by Purchaser in the form attached hereto as Exhibit G.

5.3 Purchaser Closing Deliveries. No later than 2 Business Days prior to the Closing Date (except for the balance of the Purchase Price which is to be delivered at the time specified in Section 2.2.4), Purchaser shall deliver to the Escrow Agent (for disbursement to Seller upon the Closing) the following items with respect to the Property being conveyed at such Closing:

5.3.1 The full Purchase Price (with credit for the Deposit), plus or minus the adjustments or prorations required by this Contract.

5.3.2       [Intentionally deleted]

5.3.3 Any declaration or other statement which may be required to be submitted to the local assessor with respect to the terms of the sale of the Property.

5.3.4       A closing statement executed by Purchaser.

5.3.5       A countersigned counterpart of the General Assignment.

5.3.6       A countersigned counterpart of the Leases Assignment.

5.3.7 Notification letters to all Tenants prepared and executed by Purchaser in the form attached hereto as Exhibit G.

5.3.8 The Vendor Terminations (Purchaser shall be solely responsible for identifying each of the Terminated Contracts (subject to the terms and conditions of Section 3.6) and addressing and preparing each of the Vendor Terminations for execution by Purchaser and Seller).

5.3.9 Any cancellation fees or penalties due to any vendor under any Terminated Contract as a result of the termination thereof.

5.3.10 Resolutions, certificates of good standing, and such other organizational documents as Title Insurer shall reasonably require evidencing Purchaser's authority to consummate this transaction.

5.3.11      [Intentionally deleted].

5.3.12 The Lender Fees (subject to reduction from the Purchase Price in accordance with Section 2.2).

5.4   Closing Prorations and Adjustments.

5.4.1 General. All normal and customarily proratable items, including, without limitation, collected rents, operating expenses, personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, Seller being charged or credited, as appropriate, for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. Seller shall prepare, subject to Purchaser's reasonable approval, a proration schedule (the "Proration Schedule") of the adjustments described in this Section 5.4 prior to Closing. Such adjustments shall be paid by Purchaser to Seller (if the prorations result in a net credit to Seller) or by Seller to Purchaser (if the prorations result in a net credit to Purchaser), by increasing or reducing the cash to be paid by Purchaser at Closing.

5.4.2 Operating Expenses. All of the operating, maintenance, taxes (other than real estate taxes, such as rental taxes), and other expenses incurred in operating the Property that Seller customarily pays, and any other costs incurred in the ordinary course of business for the management and operation of the Property, shall be prorated on an accrual basis. Seller shall pay all such expenses that accrue prior to Closing and Purchaser shall pay all such expenses that accrue from and after the Closing Date.

5.4.3 Utilities. The final readings and final billings for utilities will be made if possible as of the Closing Date, in which case Seller shall pay all such bills as of the Closing Date and no proration shall be made at the Closing with respect to utility bills. Otherwise, a proration shall be made based upon the parties' reasonable good faith estimate and a readjustment made within 30 days after the Closing, if necessary. Seller shall be entitled to the return of any deposit(s) posted by it with any utility company, and Seller shall notify each utility company serving the Property to terminate Seller's account, effective as of noon on the Closing Date.

5.4.4 Real Estate Taxes. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year. The proration of real property taxes or installments of assessments shall be final and not subject to re-adjustment after Closing.

5.4.5 Property Contracts. Purchaser shall assume at Closing the obligations under the Property Contracts assumed by Purchaser, subject to proration of operating expenses under Section 5.4.2.

5.4.6       Leases.

5.4.6.1 All collected rent (whether fixed monthly rentals, additional rentals, escalation rentals, retroactive rentals, operating cost pass-throughs or other sums and charges payable by Tenants under the Leases), income and expenses from any portion of the Property shall be prorated as of the Closing Date (prorated for any partial month). Purchaser shall receive all collected rent and income attributable to dates from and after the Closing Date. Seller shall receive all collected rent and income attributable to dates prior to the Closing Date. Notwithstanding the foregoing, no prorations shall be made in relation to either
(a) non-delinquent rents which have not been collected as of the Closing Date, or (b) delinquent rents existing, if any, as of the Closing Date (the foregoing
(a) and (b) referred to herein as the "Uncollected Rents"). In adjusting for Uncollected Rents, no adjustments shall be made in Seller's favor for rents which have accrued and are unpaid as of the Closing, but Purchaser shall pay Seller such accrued Uncollected Rents as and when collected by Purchaser (less Purchaser's reasonable costs of collection, if any). Purchaser agrees to bill Tenants of the Property for all Uncollected Rents and to take reasonable actions to collect Uncollected Rents. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Uncollected Rents owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant and the delivery of the Leases Assignment shall not constitute a waiver by Seller of such right; however, the foregoing right of Seller shall be limited to actions seeking monetary damages and in no event shall Seller seek to evict any Tenants in any action to collect Uncollected Rents. Purchaser agrees to cooperate with Seller in connection with all efforts by Seller to collect such Uncollected Rents and to take all steps, whether before or after the Closing Date, as may be reasonably necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, within 7 days after a written request, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all reasonable consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Uncollected Rents by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant lease with an existing Tenant or evict any existing Tenant from the Property.

5.4.6.2 At Closing, Purchaser shall receive a credit against the Purchase Price in an amount equal to the received and unapplied balance of all cash (or cash equivalent) Tenant Deposits, including, but not limited to, security, damage or other refundable deposits or required to be paid by any of the Tenants to secure their respective obligations under the Leases, together, in all cases, with any interest payable to the Tenants thereunder as may be required by their respective Tenant Lease or state law (the "Tenant Security Deposit Balance"). Any cash (or cash equivalents) held by Seller which constitute the Tenant Security Deposit Balance shall be retained by Seller in exchange for the foregoing credit against the Purchase Price and shall not be transferred by Seller pursuant to this Contract (or any of the documents delivered at Closing), but the obligation with respect to the Tenant Security Deposit Balance nonetheless shall be assumed by Purchaser. The Tenant Security Deposit Balance shall not include any non-refundable deposits or fees paid by Tenants to Seller, either pursuant to the Leases or otherwise.

5.4.6.3 With respect to operating expenses, taxes, utility charges, other operating cost pass-throughs, retroactive rental escalations, sums or charges payable by Tenants under the Tenant Leases, to the extent that Seller has received as of the Closing payments allocable to periods subsequent to Closing, the same shall be properly prorated with an adjustment in favor of Purchaser, and Purchaser shall reserve a credit therefor at Closing. With respect to any payments received by Purchaser after the Closing allocable to Seller prior to Closing, Purchaser shall promptly pay the same to Seller.

5.4.7 Existing Loan. On the Closing Date, Seller shall pay (which payment may be made by Seller out of the proceeds of the Purchase Price) the outstanding principal balance of the Note together with all interest accrued under the Note prior to the Closing Date (the "Loan Payoff"). Purchaser shall pay all Lender Fees (subject to reduction from the Purchase Price in accordance with Section 2.2). Any existing reserves, impounds and other accounts maintained in connection with the Loan shall be released in Good Funds to Seller at the Closing unless credited by Lender against the amount due from Seller under the Note.

5.4.8 Insurance. No proration shall be made in relation to insurance premiums and insurance policies will not be assigned to Purchaser.

5.4.9 Employees. All of Seller's and Seller's manager's on-site employees shall have their employment at the Property terminated as of the Closing Date by Seller.

5.4.10 Closing Costs. Seller shall pay any transfer taxes and one-half of the customary closing costs of Escrow Agent. Purchaser shall pay any sales, use, gross receipts or similar taxes, the cost of recording any instruments required to discharge any liens or encumbrances against the Property, any premiums or fees required for the Title Policy pursuant to Section 4.1, one-half of the customary closing costs of the Escrow Agent, and any costs of Purchaser's counsel acting as "recording agent".

5.4.11 Utility Contracts. If Seller has entered into an agreement for the purchase of electricity, gas or other utility service for the Property or a group of properties (including the Property) (a "Utility Contract"), or an affiliate of Seller has entered into a Utility Contract, then, at the option of Seller, (a) Purchaser either shall assume the Utility Contract with respect to the Property, or (b) the reasonably calculated costs of the Utility Contract attributable to the Property from and after the Closing shall be paid to Seller at the Closing and Seller shall remain responsible for payments under the Utility Contract.

5.4.12 Survival. The provisions of this Section 5.4 shall survive the Closing and delivery of the Deed to Purchaser.

5.4.13 Possession. Possession of the Property, subject to the Leases, Property Contracts which are not identified as Terminated Contracts during the Feasibility Period (subject to the limitations of Section 3.6), and Permitted
Exceptions, shall be delivered to Purchaser at the Closing upon release from escrow of all items to be delivered by Purchaser pursuant to Section 5.3, including, without limitation, the Purchase Price. To the extent reasonably available to Seller, originals or copies of the Leases and Property Contracts, lease files, warranties, guaranties, operating manuals, keys to the property, and Seller's books and records (other than proprietary information) regarding the Property shall be made available to Purchaser at the Property promptly after the Closing.

5.5 Post Closing Adjustments. In general, and except as provided in this Contract or the Closing Documents, Seller shall be entitled to all income, and shall pay all expenses, relating to the operation of the Property for the period prior to the Closing Date and Purchaser shall be entitled to all income, and shall pay all expenses, relating to the operation of the Property for the period commencing on and after the Closing Date. Purchaser or Seller may request that Purchaser and Seller undertake to re-adjust any item on the Proration Schedule (or any item omitted therefrom) in accordance with the provisions of Section 5.4 of this Contract; provided, however, that neither party shall have any obligation to re-adjust any items (a) after the expiration of 90 days after Closing, or (b) subject to such 90-day period, unless such items exceed $5,000.00 in magnitude (either individually or in the aggregate). The provisions of this Section 5.6 shall survive the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 6
               REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER

6.1 Seller's Representations. Except, in all cases, for any fact, information or condition disclosed in the Title Documents, the Permitted Exceptions, the Property Contracts, or the Materials, or which is otherwise known by Purchaser prior to the Closing, Seller represents and warrants to Purchaser the following (collectively, the "Seller's Representations") as of the Effective Date and as of the Closing Date (provided that Purchaser's remedies if any such Seller's Representations are untrue as of the Closing Date are limited to those set forth in Section 8.1):

6.1.1 Seller is duly organized, validly existing and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Contract; and, subject to Section 8.2.4, has or at the Closing shall have the entity power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Contract, and the consummation of the transactions contemplated by this Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Seller is a party or by which Seller is otherwise bound, which conflict, breach or default would have a material adverse affect on Seller's ability to consummate the transaction contemplated by this Contract or on the Property. Subject to Section 8.2.4, this Contract is a valid, binding and enforceable agreement against Seller in accordance with its terms;

6.1.2 Other than the Leases, the Property is not subject to any written lease executed by Seller or, to Seller's knowledge, any other possessory interests of any person;

6.1.3 Seller is not a "foreign person," as that term is used and defined in the Internal Revenue Code, Section 1445, as amended;

6.1.4 Except for any actions by Seller to evict Tenants under the Leases, to Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property;

6.1.5 To Seller's knowledge, Seller has not received any written notice from a governmental agency of any uncured material violations of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting the Property; and

6.1.6 To Seller's knowledge, Seller has not received any written notice of any material default by Seller under any of the Property Contracts that will not be terminated on the Closing Date.

6.1.7 To the knowledge of Seller, the Rent Roll (as updated pursuant to Section 5.2.11) is accurate in all material respects.

6.1.8 To Seller's knowledge, there is no threatened or pending litigation which, if determined adversely, would prevent the consummation of the sale of the Property.

6.1.9 To Seller's knowledge: (A) no hazardous or toxic materials or other substances regulated by applicable federal or state environmental laws are stored by Seller on, in or under the Property in quantities which violate applicable laws governing such materials or substances, and (B) the Property is not used by Seller for the storage, treatment, generation or manufacture of any hazardous or toxic materials or other substances in a manner which would constitute a violation of applicable federal or state environmental laws.

6.1.10 To Seller's knowledge, Seller has made available to Purchaser the Note which is secured by the Deed of Trust currently encumbering the Property.

6.2 AS-IS.  Except for  Seller's  Representations,  the  Property  is  expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon, any information provided by Seller or Broker or statements, representations or warranties, express or implied, made by or enforceable directly against Seller or Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the Deed conveying the Property and Seller's Representations). Purchaser agrees that Seller shall not be responsible or liable to Purchaser for any defects, errors or omissions, or on account of any conditions affecting the Property. Purchaser, its successors and assigns, and anyone claiming by, through or under Purchaser, hereby fully releases Seller's Indemnified Parties from, and irrevocably waives its right to maintain, any and all claims and causes of action that it or they may now have or hereafter acquire against Seller's Indemnified Parties with respect to any and all Losses arising from or related to any defects, errors, omissions or other conditions affecting the Property. Purchaser represents and warrants that, as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies (including, without limitation, environmental studies and analyses concerning the presence of lead, asbestos, PCBs and radon in and about the Property), reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller's Indemnified Parties. Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to the Property. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the Deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Contract. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters. The provisions of this Section 6.2 shall survive the Closing and delivery of the Deed to Purchaser.

6.3 Survival of Seller's Representations. Seller and Purchaser agree that Seller's Representations shall survive Closing for a period of 12 months (the "Survival Period"). Seller shall have no liability after the Survival Period with respect to Seller's Representations contained herein except to the extent that Purchaser has requested arbitration against Seller during the Survival Period for breach of any of Seller's Representations. Under no circumstances shall Seller be liable to Purchaser for more than $200,000 in any individual instance or in the aggregate for all breaches of Seller's Representations, nor shall Purchaser be entitled to bring any claim for a breach of Seller's Representations unless the claim for damage (either in the aggregate or as to any individual claim) by Purchaser exceeds $5,000. In the event that Seller breaches any representation contained in Section 6.1 and Purchaser had knowledge of such breach prior to the Closing Date and proceeded to close on the Property. Purchaser shall be deemed to have waived any right of recovery, and Seller shall not have any liability in connection therewith.

6.4 Definition of Seller's Knowledge. Any representations and warranties made "to the knowledge of Seller" shall not be deemed to imply any duty of inquiry. For purposes of this Contract, the term Seller's "knowledge" shall mean and refer only to actual knowledge of the Designated Representative of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term Designated Representative shall refer to James Munn who is the Regional Property Manager with respect to this Property (the "Regional Property Manager"), and Carl Faircloth who is the Community Manager handling this Property (the "Property Manager").

6.5 Representations And Warranties Of Purchaser. For the purpose of inducing Seller to enter into this Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:

6.5.1 Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of North Carolina.

6.5.2 Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary entity power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's partners, directors, officers or members are required to so empower or authorize Purchaser. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Purchaser is a party or by which Purchaser is otherwise bound, which conflict, breach or default would have a material adverse affect on Purchaser's ability to consummate the transaction contemplated by this Contract. This Contract is a valid, binding and enforceable agreement against Purchaser in accordance with its terms.

6.5.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.

6.5.4 Other than Seller's Representations, Purchaser has not relied on any representation or warranty made by Seller or any representative of Seller (including, without limitation, Broker) in connection with this Contract and the acquisition of the Property.

6.5.5 The Broker and its affiliates do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section 13.3, acquires the Property at the Closing), nor has Purchaser or any affiliate of Purchaser granted (as of the Effective Date or the Closing Date) the Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.

      The provisions of this Section 6.6 shall survive the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 7
                            OPERATION OF THE PROPERTY

7.1 Leases and Property Contracts. During the period of time from the Effective Date to the Closing Date, in the ordinary course of business Seller may enter into new Property Contracts, new Leases, renew existing Leases or modify, terminate or accept the surrender or forfeiture of any of the Leases, modify any Property Contracts, or institute and prosecute any available remedies for default under any Lease or Property Contract without first obtaining the written consent of Purchaser; provided, however, Seller agrees that any such new Property Contracts or any new or renewed Leases shall not have a term in excess of 1 year (or such longer period of time for which such Property Contracts or Leases are entered into by Seller in the ordinary course of its operation of the Property) without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.

7.2 General  Operation of  Property.  Except as  specifically  set forth in this
Article 7, Seller shall operate the Property after the Effective Date in the ordinary course of business, and except as necessary in the Seller's sole discretion to address (a) any life or safety issue at the Property or (b) any other matter which in Seller's reasonable discretion materially adversely affecting the use, operation or value of the Property, Seller will not make any material alterations to the Property or remove any material Fixtures and Tangible Personal Property without the prior written consent of Purchaser which consent shall not be unreasonably withheld, denied or delayed.

7.3 Liens. Other than utility easements and temporary construction easements granted by Seller in the ordinary course of business, Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the Effective Date and the Closing Date (other than Leases and Property Contracts as provided in Section 7.1) unless Purchaser approves such lien or encumbrance, which approval shall not be unreasonably withheld or delayed. If Purchaser approves any such subsequent lien or encumbrance, the same shall be deemed a Permitted Encumbrance for all purposes hereunder.

                                   ARTICLE 8
                         CONDITIONS PRECEDENT TO CLOSING

8.1 Purchaser's Conditions to Closing. Purchaser's obligation to close under this Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

8.1.1 All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered;

8.1.2 Each of the representations, warranties and covenants of Seller contained herein shall be true in all material respects as of the Closing Date;

8.1.3 Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder; and

8.1.4 Neither Seller nor Seller's general partner shall be a debtor in any bankruptcy proceeding nor shall have been in the last 6 months a debtor in any bankruptcy proceeding.

      Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth in this Section
8.1. If any condition set forth in Sections 8.1.1, 8.1.3 or 8.1.4 is not met, Purchaser may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price, or (b) if such failure constitutes a default by Seller, exercise any of its remedies pursuant to Section 10.2. If the condition set forth in Section 8.1.2 is not met, Purchaser may, as its sole and exclusive remedy, (i) notify Seller of Purchaser's election to terminate this Contract and receive a return of the Deposit (including the Released Deposit) from the Escrow Agent and, to the extent released to Seller, the Released Deposit from Seller; or (ii) waive such condition and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price.

8.2 Without limiting any of the rights of Seller elsewhere provided for in this Contract, Seller's obligation to close with respect to conveyance of the Property under this Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

8.2.1 All of the documents and funds required to be delivered by Purchaser to Seller at the Closing pursuant to the terms and conditions hereof shall have been delivered;

8.2.2 Each of the representations, warranties and covenants of Purchaser contained herein shall be true in all material respects as of the Closing Date;

8.2.3 Purchaser shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Purchaser hereunder; and

8.2.4 Seller shall have received all consents and approvals to the consummation of the transactions contemplated hereby (a) of Seller's partners, members, managers, shareholders or directors to the extent required by Seller's (or Seller's affiliates') organizational documents, or (b) that are required by law. Seller shall use commercially reasonable efforts to obtain the consents stated in Section 8.2.4(a). In the event that this Contract is terminated because Seller is unable to obtain the consents stated in Section 8.2.4.(a), then Purchaser may recover, as its sole recoverable damages (but without limiting its right to receive a refund of the Deposit, including the Released Deposit), its direct and actual out-of-pocket expenses and costs (documents by paid invoices to third parties) in connection with this transaction, but not to exceed $35,000 in aggregate.

8.2.5       [Intentionally deleted].

      If any of the foregoing conditions to Seller's obligation to close with respect to conveyance of the Property under this Contract are not met, Seller may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date, or (b) terminate this Contract, and, if such failure constitutes a default by Purchaser, exercise any of its remedies under Section 10.1.

                                   ARTICLE 9
                                    BROKERAGE

9.1 Indemnity. Seller represents and warrants to Purchaser that it has dealt only with The Apartment Group, 3300 One Atlantic Center, 1201 W. Peachtree Street, Atlanta, Georgia 30309 ("Broker"), in connection with this Contract. Purchaser represents and warrants to Seller that its sole broker is Sequoia Realty, LLC, ("Purchaser's Broker"), to whom Purchaser shall be solely responsible for any broker or similar fees pursuant to a separate agreement. Seller and Purchaser each represents and warrants to the other that, other than Broker and Purchaser's Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Contract, and each party agrees to indemnify, hold harmless, and, if requested in the sole and absolute discretion of the indemnitee, defend (with counsel approved by the indemnitee) the other party from and against all Losses relating to brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party. The provisions of this Section 9.1 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

9.2 Broker Commission. If the Closing occurs, Seller agrees to pay Broker a commission according to the terms of a separate contract. Broker shall not be deemed a party or third party beneficiary of this Contract.

9.3 Broker Signature Page. As a condition to Seller's obligation to pay the commission pursuant to Section 9.2, Broker shall execute the signature page for Broker attached hereto solely for purposes of confirming the matters set forth therein; provided, however, that (a) Broker's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Seller, and the same shall become fully effective upon execution by Purchaser and Seller, and (b) the signature of Broker will not be necessary to amend any provision of this Contract.

                                   ARTICLE 10
                              DEFAULTS AND REMEDIES

10.1 Purchaser Default.  If Purchaser  defaults in its obligations  hereunder to
(a) deliver the Deposit, (b) deliver to the Seller the deliveries specified under Section 5.3 on the date required thereunder, or (c) deliver the Purchase Price at the time required by Section 2.2.4 and close on the purchase of the Property on the Closing Date, then, immediately and without notice or cure, Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Deposit to Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. If, Purchaser defaults in any of its other representations, warranties or obligations under this Contract, and such default continues for more than 10 days after written notice from Seller, then Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Deposit to Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. The Deposit is liquidated damages and recourse to the
Deposit is, except for Purchaser's indemnity and confidentiality obligations hereunder, Seller's sole and exclusive remedy for Purchaser's failure to perform its obligation to purchase the Property or breach of a representation or warranty. Seller expressly waives the remedies of specific performance and additional damages for such default by Purchaser. SELLER AND PURCHASER ACKNOWLEDGE THAT SELLER'S DAMAGES WOULD BE DIFFICULT TO DETERMINE, AND THAT THE DEPOSIT IS A REASONABLE ESTIMATE OF SELLER'S DAMAGES RESULTING FROM A DEFAULT BY PURCHASER IN ITS OBLIGATION TO PURCHASE THE PROPERTY. SELLER AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.1.1 IS INTENDED TO AND DOES LIQUIDATE THE AMOUNT OF DAMAGES DUE SELLER, AND SHALL BE SELLER'S EXCLUSIVE REMEDY AGAINST PURCHASER, BOTH AT LAW AND IN EQUITY, ARISING FROM OR RELATED TO A BREACH BY PURCHASER OF ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT, OTHER THAN WITH RESPECT TO PURCHASER'S INDEMNITY AND CONFIDENTIALITY OBLIGATIONS HEREUNDER.

10.2 Seller Default. If Seller, prior to the Closing, defaults in its representations, warranties, covenants, or obligations under this Contract, including to sell the Property as required by this Contract and such default continues for more than 10 days after written notice from Purchaser, then, at Purchaser's election and as Purchaser's sole and exclusive remedy, either (A) this Contract shall terminate, and all payments and things of value, including the Deposit (including the Released Deposit), provided by Purchaser hereunder shall be returned to Purchaser (subject to Purchaser's obligation under Section
3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit) and Purchaser may recover, as its sole recoverable damages (but without limiting its right to receive a refund of the Deposit), its direct and actual out-of-pocket expenses and costs (documented by paid invoices to third parties) in connection with this transaction, which damages shall not exceed $35,000 in aggregate, or (B) Purchaser may seek specific performance of Seller's obligation to deliver the Deed pursuant to this Contract (but not damages). Purchaser agrees that it shall promptly deliver to Seller an assignment of all of Purchaser's right, title and interest in and to (together with possession of) all plans, studies, surveys, reports, and other materials paid for with the out-of-pocket expenses reimbursed by Seller pursuant to the foregoing sentence. SELLER AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.2 IS INTENDED TO AND DOES LIMIT THE AMOUNT OF DAMAGES DUE PURCHASER AND THE REMEDIES AVAILABLE TO PURCHASER, AND SHALL BE PURCHASER'S EXCLUSIVE REMEDY AGAINST SELLER, BOTH AT LAW AND IN EQUITY ARISING FROM OR RELATED TO A BREACH BY SELLER OF ITS REPRESENTATIONS, WARRANTIES, OR COVENANTS OR ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT. UNDER NO CIRCUMSTANCES MAY PURCHASER SEEK OR BE ENTITLED TO RECOVER ANY SPECIAL, CONSEQUENTIAL, PUNITIVE, SPECULATIVE OR INDIRECT DAMAGES, ALL OF WHICH PURCHASER SPECIFICALLY WAIVES, FROM SELLER FOR ANY BREACH BY SELLER, OF ITS REPRESENTATIONS, WARRANTIES OR COVENANTS OR ITS OBLIGATIONS UNDER THIS CONTRACT. PURCHASER SPECIFICALLY WAIVES THE RIGHT TO FILE ANY LIS PENDENS OR ANY LIEN AGAINST THE PROPERTY (A) UNLESS AND UNTIL IT HAS IRREVOCABLY ELECTED TO SEEK SPECIFIC PERFORMANCE OF THIS CONTRACT AND HAS FILED AN ACTION SEEKING SUCH
REMEDY, OR (B) WITH RESPECT TO ANY MONEY WHICH IS REQUIRED TO BE PAID OR REFUNDED TO PURCHASER BY SELLER UPON TERMINATION OF THIS CONTRACT (IN AN AMOUNT NOT TO EXCEED SUCH MONEY OWED).

                                   ARTICLE 11
                            RISK OF LOSS OR CASUALTY

11.1 Major Damage. In the event that the Property is damaged or destroyed by fire or other casualty prior to Closing, and the cost of repair is more than $300,000, then Seller shall have no obligation to repair such damage or destruction and shall notify Purchaser in writing of such damage or destruction (the "Damage Notice"). Within 20 days after Purchaser's receipt of the Damage Notice, Purchaser may elect at its option to terminate this Contract by delivering written notice to Seller; however, under no circumstance may Purchaser give notice to terminate less than 5 days before the Closing Date. In the event Purchaser fails to terminate this Contract within the foregoing 20-day (or earlier) period, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price notwithstanding any such damage or destruction and Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

11.2 Minor Damage. In the event that the Property is damaged or destroyed by fire or other casualty prior to the Closing, and the cost of repair is less than $300,000, this transaction shall be closed in accordance with the terms of this Contract, notwithstanding the damage or destruction; provided, however, Seller shall make such repairs to the extent of any recovery from insurance carried on the Property if they can be reasonably effected before the Closing. Subject to
Section 11.3, if Seller is unable to effect such repairs, then Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

11.3 Repairs. To the extent that Seller elects to commence any repair, replacement or restoration of the Property prior to Closing, then Seller shall be entitled to receive and apply available insurance proceeds to any portion of such repair, replacement or restoration completed or installed prior to Closing, with Purchaser being responsible for completion of such repair, replacement or restoration after Closing from the balance of any available insurance proceeds. The provisions of this Section 11.3 shall survive the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 12
                                 EMINENT DOMAIN

12.1 Eminent Domain. In the event that, at the time of Closing, any material part of the Property is (or previously has been) acquired, or is about to be acquired, by any governmental agency by the powers of eminent domain or transfer in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Contract by giving written notice within 20 days after Purchaser's receipt from Seller of notice of the occurrence of such event, and if Purchaser so terminates this Contract shall recover the Deposit hereunder (subject to Purchaser's obligation under Section 3.5.2 to return all Third-Party Reports and information and Materials provided to Purchaser as a pre-condition to the return of the Deposit); however, under no circumstances may Purchaser give notice to terminate less than 5 days before the Closing Date. If Purchaser fails to terminate this Contract within such 20-day (or earlier) period, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price and Purchaser shall receive the full benefit of any condemnation award. It is expressly agreed between the parties hereto that this section shall in no way apply to customary dedications for public purposes which may be necessary for the development of the Property.

                                   ARTICLE 13
                                  MISCELLANEOUS

13.1 Binding Effect of Contract. This Contract shall not be binding on either party until executed by both Purchaser and Seller. As provided in Section 2.3.5 and Section 9.3 above, neither the Escrow Agent's nor the Broker's execution of this Contract shall be a prerequisite to its effectiveness.

13.2 Exhibits And Schedules. All Exhibits and Schedules, whether or not annexed hereto, are a part of this Contract for all purposes.

13.3 Assignability. This Contract is not assignable by Purchaser without first obtaining the prior written approval of the Seller, except that Purchaser may assign this Contract to one or more entities so long as (a) Purchaser is an affiliate of the purchasing entity(ies), and (b) Purchaser is not released from its liability hereunder As used herein, an affiliate is a person or entity controlled by, under common control with, or controlling another person or entity.

13.4 Binding Effect. Subject to Section 13.3, this Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.

13.5 Captions. The captions, headings, and arrangements used in this Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

13.6 Number And Gender Of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

13.7 Notices. All notices, demands, requests and other communications required or permitted hereunder shall be in writing, and shall be (a) personally delivered with a written receipt of delivery; (b) sent by a nationally recognized overnight delivery service requiring a written acknowledgement of receipt or providing a certification of delivery or attempted delivery; (c) sent by certified or registered mail, return receipt requested, or (d) sent by confirmed facsimile transmission with an original copy thereof transmitted to the recipient by one of the means described in subsections (a) through (c) no later than 3 Business Days thereafter. All notices shall be deemed effective when actually delivered as documented in a delivery receipt to Seller or Purchaser; provided, however, that if the notice was sent by overnight courier or mail as aforesaid and is affirmatively refused or cannot be delivered during customary business hours by reason of the absence of a signatory to acknowledge receipt, or by reason of a change of address with respect to which the addressor did not have either knowledge or written notice delivered in accordance with this paragraph, then the first attempted delivery shall be deemed to constitute delivery. Each party shall be entitled to change its address for notices from time to time by delivering to the other party notice thereof in the manner herein provided for the delivery of notices. All notices shall be sent to the addressee at its address set forth following its name below:

            To Purchaser:

            The Dilweg Companies, LLC
            5310 South Alston Avenue
            Suite 210
            Durham, North Carolina  27713
            Attention:

            with copy to:

            Kilpatrick Stockton, LLP
            3737 Glenwood Avenue
            Suite 400
            Raleigh, NC  27612
            Attention:  Jeff Benson, Esq.

            To Seller:

            c/o AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Attention:  Patrick Slavin
            Telephone:  303-691-4340
            Facsimile:  303-300-3282

            And:

            c/o AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Attention:  Mr. Harry Alcock
            Telephone:  303-691-4344
            Facsimile:  303-300-3282

            with copy to:

            Chad Asarch, Esq.
            Vice President and Assistant General Counsel
            AIMCO
            4582 South Ulster Street Parkway
            Suite 1100
            Denver, Colorado  80237
            Telephone: 303-691-4303
            Facsimile:  303-300-3297

            and a copy to:

            Argent Real Estate
            1401 Brickell Avenue, Suite 520
            Miami, Florida  33131
            Attention:  Mr. David Marquette
            Telephone:  305-371-9299
            Facsimile:  305-371-6898

            and a copy to:

            Brownstein Hyatt & Farber, P.C.
            410 17th Street, 22nd Floor
            Denver, Colorado  80202
            Attention:  Gary M. Reiff, Esq.
            Telephone: 303-223-1100
            Facsimile:  303-223-1111

      Any notice required hereunder to be delivered to the Escrow Agent shall be delivered in accordance with above provisions as follows:

            Fidelity National Title Company
            1900 West Loop North, Suite 650
            Houston, Texas  77027
            Attention:  Lolly Avant, National Commercial Closing Specialist
            Telephone:  1-800-879-1677

      Unless specifically required to be delivered to the Escrow Agent pursuant to the terms of this Contract, no notice hereunder must be delivered to the Escrow Agent in order to be effective so long as it is delivered to the other party in accordance with the above provisions.

13.8 Governing Law And Venue. The laws of the State of North Carolina shall govern the validity, construction, enforcement, and interpretation of this Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. Subject to Section 13.25, all claims, disputes and other matters in question arising out of or relating to this Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in a court of competent jurisdiction in the state in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.

13.9 Entire Agreement. This Contract embodies the entire Contract between the parties hereto concerning the subject matter hereof and supersedes all prior conversations, proposals, negotiations, understandings and Contracts, whether written or oral.

13.10 Amendments. This Contract shall not be amended, altered, changed, modified, supplemented or rescinded in any manner except by a written contract executed by all of the parties; provided, however, that, (a) as provided in
Section 2.3.5 above, the signature of the Escrow Agent shall not be required as to any amendment of this Contract other than an amendment of Section 2.3, and
(b) as provided in Section 9.3 above, the signature of the Broker shall not be required as to any amendment of this Contract.

13.11 Severability. In the event that any part of this Contract shall be held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be reformed, and enforced to the maximum extent permitted by law. If such provision cannot be reformed, it shall be severed from this Contract and the remaining portions of this Contract shall be valid and enforceable.

13.12 Multiple Counterparts/Facsimile Signatures. This Contract may be executed in a number of identical counterparts. This Contract may be executed by facsimile signatures which shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.

13.13 Construction. No provision of this Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.

13.14 Confidentiality. Purchaser shall not disclose the terms and conditions contained in this Contract and shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Contract (a) as required by law, (b) to evaluate the proposed transaction or consummate the terms of this Contract, or any financing relating thereto, or (c) to Purchaser's or Seller's lenders, attorneys and accountants. Any information and Materials provided by Seller to Purchaser hereunder are confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion. Notwithstanding the foregoing, the parties (and each employee, representative, or other agent of the parties) may disclose to any and all persons, without limitation of any kind, the tax treatment and any facts that may be relevant to the tax structure of the transaction, provided, however, that no party (and no employee, representative, or other agent thereof) shall disclose any other information that is not relevant to understanding the tax treatment and tax structure of the transaction (including the identity of any party and any information that could lead another to determine the identity of any party), or any other information to the extent that such disclosure could result in a violation of any federal or state securities law.

13.15 Time Of The Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Contract.

13.16 Waiver. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Contract shall be established by conduct, custom, or course of dealing and all waivers must be in writing and signed by the waiving party.

13.17 Attorneys Fees. In the event either party hereto commences litigation or arbitration against the other to enforce its rights hereunder, the substantially prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation and arbitration, including the cost of in-house counsel and any appeals.

13.18 Time Periods. Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

13.19 1031 Exchange. Seller and Purchaser acknowledge and agree that the purchase and sale of the Property may be part of a tax-free exchange under
Section 1031 of the Code for either Purchaser or Seller. Each party hereby agrees to take all reasonable steps on or before the Closing Date to facilitate such exchange if requested by the other party, provided that (a) no party making such accommodation shall be required to acquire any substitute property, (b) such exchange shall not affect the representations, warranties, liabilities and obligations of the parties to each other under this Contract, (c) no party making such accommodation shall incur any additional cost, expense or liability in connection with such exchange (other than expenses of reviewing and executing documents required in connection with such exchange), and (d) no dates in this Contract will be extended as a result thereof. Notwithstanding anything to the contrary contained in the foregoing, if Seller so elects to close the transfer of the Property as an exchange, then (i) Seller, at its sole option, may delegate its obligations to transfer the Property under this Contract, and may assign its rights to receive the Purchase Price from Purchaser, to a deferred exchange intermediary (an "Intermediary") or to an exchange accommodation titleholder, as the case may be; (ii) such delegation and assignment shall in no way reduce, modify or otherwise affect the obligations of Seller pursuant to this Contract; (iii) Seller shall remain fully liable for its obligations under this Contract as if such delegation and assignment shall not have taken place;
(iv) Intermediary or exchange accommodation titleholder, as the case may be, shall have no liability to Purchaser; and (v) the closing of the transfer of the Property to Purchaser shall be undertaken by direct deed from Seller (or, if applicable, from other affiliates of Seller whom Seller will cause to execute such deeds) to Purchaser or to exchange accommodation titleholder, as the case may be. Notwithstanding anything to the contrary contained in the foregoing, if Purchaser so elects to close the acquisition of the Property as an exchange, then (i) Purchaser, at its sole option, may delegate its obligations to acquire the Property under this Contract, and may assign its rights to receive the Property from Seller, to an Intermediary or to an exchange accommodation titleholder, as the case may be; (ii) such delegation and assignment shall in no way reduce, modify or otherwise affect the obligations of Purchaser pursuant to this Contract; (iii) Purchaser shall remain fully liable for its obligations under this Contract as if such delegation and assignment shall not have taken place; (iv) Intermediary or exchange accommodation titleholder, as the case may be, shall have no liability to Seller; and (v) the closing of the acquisition of the Property by Purchaser or the exchange accommodation titleholder, as the case may be, shall be undertaken by direct deed from Seller (or, if applicable, from other affiliates of Seller whom Seller will cause to execute such deeds) to Purchaser (or to exchange accommodation titleholder, as the case may be).

13.20 No Personal Liability of Officers, Trustees or Directors of Seller's Partners. Purchaser acknowledges that this Contract is entered into by Seller which is a California limited partnership, and Purchaser agrees that none of
Seller's Indemnified Parties shall have any personal liability under this Contract or any document executed in connection with the transactions contemplated by this Contract.

13.21 No Exclusive Negotiations. Seller shall have the right, at all times prior to the expiration of the release of the Released Deposit, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of the Property with any third-party; provided, however, that such communications are subject to the terms of this Contract, and that Seller shall not enter into any contract or binding Contract with a third-party for the sale of the Property unless such Contract is contingent on the termination of this Contract without the Property having been conveyed to Purchaser.

13.22 ADA Disclosure. Purchaser acknowledges that the Property may be subject to the federal Americans With Disabilities Act (the "ADA") and the federal Fair Housing Act (the "FHA"). The ADA requires, among other matters, that tenants and/or owners of "public accommodations" remove barriers in order to make the Property accessible to disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons. Seller makes no warranty, representation or guarantee of any type or kind with respect to the Property's compliance with the ADA or the FHA (or any similar state or local law), and Seller expressly disclaims any such representation.

13.23 No Recording. Purchaser shall not cause or allow this Contract or any contract or other document related hereto, nor any memorandum or other evidence hereof, to be recorded or become a public record without Seller's prior written consent, which consent may be withheld at Seller's sole discretion. If the Purchaser records this Contract or any other memorandum or evidence thereof, Purchaser shall be in default of its obligations under this Contract. Purchaser hereby appoints the Seller as Purchaser's attorney-in-fact to prepare and record any documents necessary to effect the nullification and release of the Contract or other memorandum or evidence thereof from the public records. This appointment shall be coupled with an interest and irrevocable.

13.24 Relationship of Parties. Purchaser and Seller acknowledge and agree that the relationship established between the parties pursuant to this Contract is only that of a seller and a purchaser of property. Neither Purchaser nor Seller is, nor shall either hold itself out to be, the agent, employee, joint venturer or partner of the other party.

13.25 Dispute Resolution. Any controversy, dispute, or claim of any nature arising out of, in connection with, or in relation to the interpretation, performance, enforcement or breach of this Contract (and any closing document executed in connection herewith), including any claim based on contract, tort or statute, shall be resolved at the written request of any party to this Contract by binding arbitration. The arbitration shall be administered in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association. Any matter to be settled by arbitration shall be submitted to the American Arbitration Association in the state in which the Property is located. The parties shall attempt to designate one arbitrator from the American Arbitration Association. If they are unable to do so within 30 days after written demand therefor, then the American Arbitration Association shall designate an arbitrator. The arbitration shall be final and binding, and enforceable in any court of competent jurisdiction. The arbitrator shall award attorneys' fees (including those of in-house counsel) and costs to the substantially prevailing party and charge the cost of arbitration to the party which is not the substantially prevailing party. Notwithstanding anything herein to the contrary, this Section 13.25 shall not prevent Purchaser or Seller from seeking and obtaining equitable relief on a temporary or permanent basis, including, without limitation, a temporary restraining order, a preliminary or permanent injunction or similar equitable relief, from a court of competent jurisdiction located in the state in which the Property is located (to which all parties hereto consent to venue and jurisdiction) by instituting a legal action or other court proceeding in order to protect or enforce the rights of such party under this Contract or to prevent irreparable harm and injury. The court's jurisdiction over any such equitable matter, however, shall be expressly limited only to the temporary, preliminary, or permanent equitable relief sought; all other claims initiated under this Contract between the parties hereto shall be determined through final and binding arbitration in accordance with this Section 13.25.

13.26 AIMCO Marks. Purchaser agrees that Seller, the Property Manager or AIMCO, or their respective affiliates, are the sole owners of all right, title and interest in and to the AIMCO Marks (or have the right to use such AIMCO Marks pursuant to license agreements with third parties) and that no right, title or interest in or to the AIMCO Marks is granted, transferred, assigned or conveyed as a result of this Contract. Purchaser further agrees that Purchaser will not use the AIMCO Marks for any purpose.

13.27 Non-Solicitation of Employees. Purchaser acknowledges and agrees that, without the express written consent of Seller, neither Purchaser nor any of Purchaser's employees, affiliates or agents shall (a) prior to the expiration of the Feasibility Period, solicit any of Seller's employees or any employees located at the Property for potential employment, or (b) at any time solicit any of Seller's affiliates' employees located at any property owned by such affiliates for potential employment.

13.28 Survival. Except for (a) all of the provisions of this Article 13 (other than Section 13.19, 13.21 and 13.23), and (b) any provision of this Contract which expressly states that it shall so survive, and (c) any payment obligation of the parties under this Contract (the foregoing (a), (b) and (c) referred to herein as the "Survival Provisions"), none of the terms and provisions of this Contract shall survive the termination of this Contract, and, if the Contract is not so terminated, all of the terms and provisions of this Contract (other than the Survival Provisions) shall be merged into the Closing documents and shall not survive Closing.

13.29 Multiple Purchasers. As used in this Contract, the term "Purchaser" means all entities acquiring any interest in the Property at the Closing, including, without limitation, any assignee(s) of the original Purchaser pursuant to
Section 13.3 of this Contract. In the event that "Purchaser" has any obligations or makes any covenants, representations or warranties under this Agreement, the same shall be made jointly and severally by all entities being a Purchaser hereunder. In the event that Seller receives notice from any entity being a Purchaser hereunder, the same shall be deemed to constitute notice from all entities being a Purchaser hereunder. In the event that any entity being a Purchaser hereunder takes any action, breaches any obligation or otherwise acts pursuant to the terms of this Contract, the same shall be deemed to be the action of the other entity(ies) being a Purchaser hereunder and the action of "Purchaser" under this Contract. In the event that Seller is required to give notice or take action with respect to Purchaser under this Contract, notice to any entity being a Purchaser hereunder or action with respect to any entity being a Purchaser hereunder shall be a notice or action to all entities being a Purchaser hereunder. In the event that any entity being a Purchaser hereunder desires to bring an action or arbitration against Seller, such action must be joined by all entities being a Purchaser hereunder in order to be effective. In the event that there is any agreement by Seller to pay any amount pursuant to this Contract to Purchaser under any circumstance, that amount shall be deemed maximum aggregate amount to be paid to all parties being a Purchaser hereunder and not an amount that can be paid to each party being a Purchaser hereunder. In the event that Seller is required to return the Deposit or other amount to
Purchaser, Seller shall return the same to any entity being a Purchaser hereunder and, upon such return, shall have no further liability to any other entity being a Purchaser hereunder for such amount. The foregoing provisions also shall apply to any documents, including, without limitation, the General Assignment and Assumption and the Assignment and Assumption of Leases and Security Deposits, executed in connection with this Contract and the transaction(s) contemplated hereby.

                                   ARTICLE 14
                           LEAD-BASED PAINT DISCLOSURE

14.1 Disclosure. Seller and Purchaser hereby acknowledge delivery of the Lead Based Paint Disclosure attached as Exhibit H hereto. The provisions of this
Section 14.1 shall survive the Closing and delivery of the Deed to Purchaser.





                    [Remainder of Page Intentionally Left Blank]

      NOW, THEREFORE, the parties hereto have executed this Contract as of the date first set forth above.

                                     Seller:


                                    NATIONAL PROPERTY INVESTORS 7,
                                    a California limited partnership

                                    By:   NPI Equity Investors, Inc.,
                                          a Florida corporation,
                                          Its General Partner

                                    By: /s/Patrick F. Slavin
                                    Name: Patrick F. Slavin
                                    Title: Senior Vice President

                                    Purchaser:

                                    THE DILWEG COMPANIES, LLC,
                                    a North Carolina limited liability company

                                    By:/s/Michael R. Hemmerich
                                    Name:  Michael R. Hemmerich
                                    Title: Manager

                           ESCROW AGENT SIGNATURE PAGE

      The undersigned executes the Contract to which this signature page is attached for the purpose of agreeing to the provisions of Section 2.3 of the Contract, and hereby establishes October 9, 2003 as the date of opening of escrow and designates 03-192981 as the escrow number assigned to this escrow.


                                 ESCROW AGENT:

                                 FIDELITY NATIONAL TITLE COMPANY


                                 By:/s/Lolly Avant
                                 Name:  Lolly Avant
                                 Title: Vice President, National Commercial Mgr.

                              BROKER SIGNATURE PAGE


      The undersigned Broker hereby executes this Broker Signature Page solely to confirm the following: (a) Broker represents only the Seller in the transaction described in the Contract to which this signature page is attached,
(b) Broker acknowledges that the only compensation due to Broker in connection with the Closing of the transaction described in the Contract to which this signature page is attached is as set forth in a separate agreement between Seller and Broker at the Closing, and (c) Broker represents and warrants to Seller that Broker and its affiliates has not and will not receive any compensation (cash or otherwise) from or on behalf of Purchaser or any affiliate thereof in connection with the transaction, and do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section
13.3 of the Contract, acquires the Property at the Closing) nor has Purchaser granted (as of the Effective Date or the Closing Date) the Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.


                                          BROKER:

                                          THE APARTMENT GROUP



                                          By: /s/Walter Knoechel
                                          Name: Walter Knoechel
                                          Title: Operations Officer

                                                                   Exhibit 10.15
                                  AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS AMENDMENT TO PURCHASE AND SALE CONTRACT (this " Amendment") is entered into as of the 27th of October, 2003 (the "Amendment Date"), by and between NATIONAL PROPERTY INVESTORS 7, a California limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller"), and THE DILWEG COMPANIES, LLC, a North Carolina limited liability company, having a principal address at 5310 South Alston Avenue, Suite 210, Durham, North Carolina 27713 ("Purchaser"). (Seller and Purchaser, together, referred to as the "Parties" and each individually as a "Party").

                                    Recitals:

      A. Seller and Purchaser entered into the Purchase and Sale Contract dated October 10, 2003 (the "Contract"), for the Property described therein.

      B. Seller and Purchaser desire to amend the Contract on the terms set forth herein.

      NOW, THEREFORE, in consideration of the Contract, the covenants, promises, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties agree as follows:

                                   Agreement:

1. Deposit. The phrase " Fifteen (15) days after the Effective Date," at the beginning of the last sentence of Section 2.2.1 of the Contract is hereby deleted in its entirety and the following is inserted in lieu thereof: "Sixteen
(16) days after the Effective Date,".

2. Objection and Response Period. The phrase "provided, however, if such termination occurs more than 15 days after the Effective Date," in the sixth sentence of Section 4.3 of the Contract is hereby deleted in its entirety and the following is inserted in lieu thereof: "provided, however, if such termination occurs more than 16 days after the Effective Date,".

3. Ratification of Contract. All terms and provisions of the Contract not specifically modified or amended by this Amendment shall remain in full force and effect, and the Contract, as expressly modified herein, is hereby ratified, confirmed and approved in all respects.

4.  Miscellaneous.  The  following  provisions  shall apply with respect to this
Amendment:

            (a) Capitalized terms not defined herein shall have the same meaning as set forth in the Contract.

            (b) In the event of any conflict between the Contract and this Amendment, the terms and conditions of this Amendment shall control.

            (c) This Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement. Executed copies hereof may be delivered by telecopier and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.

                                  [end of page]

      NOW, THEREFORE, the Parties hereto have executed this Amendment as of the date first set forth above.

                                          SELLER:


                                          NATIONAL PROPERTY INVESTORS 7,
                                          a California limited partnership

                                          By:   NPI Equity Investors, Inc.,
                                                a Florida corporation,
                                                Its General Partner


                                          By: /s/Patrick F. Slavin
                                          Name: Patrick F. Slavin
                                          Title:  Senior Vice President

                                          PURCHASER:


                                          THE DILWEG COMPANIES, LLC,
                                          a North Carolina limited liability
                                          company

                                          By:/s/Anthony Dilweg
                                          Name:  Anthony Dilweg
                                          Title:  Manager

                                                                   Exhibit 10.16
                      REINSTATEMENT AND SECOND AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS REINSTATEMENT AND SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is made and entered into as of the 6th day of November, 2003 (the "Amendment Date"), by and between NATIONAL PROPERTY INVESTORS 7, a California limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller"), and THE DILWEG COMPANIES, LLC, a North Carolina limited liability company, having a principal address at 5310 South Alston Avenue, Suite 210, Durham, North Carolina 27713 ("Purchaser"). (Seller and Purchaser, together, referred to as the "Parties" and each individually as a "Party").

                                    Recitals:

      A. Seller and Purchaser entered into that certain Purchase and Sale Contract dated October 10, 2003, as amended by that certain Amendment to Purchase and Sale Contract dated October 27, 2003 (as amended, the "Contract") for the Property described therein.

      B. Pursuant to Section 3.2 of the Contract, Purchaser terminated the Contract by written notice dated October 28, 2003.

      C. Seller and Purchaser desire to reinstate and ratify the Contract and to amend the Contract on the terms set forth herein.

      NOW, THEREFORE, in consideration of the Contract, the covenants, promises, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties agree as follows:

                                   Agreement:

1. Reinstatement. The Contract is hereby reinstated, as amended herein, ratified and affirmed and is effective as if the termination pursuant to Section 3.2 had not occurred.

2. Purchase Price. The Purchase Price stated in Section 2.2 of the Contract is hereby reduced by $100,000.00 to $8,360,000.00 in lieu of $8,460,000.00.

3. Feasibility Period.

            a. The first sentence of Section 3.1 of the Contract is hereby deleted in its entirety and replaced by the following provision:

            "Subject to the terms of Section 3.3 and 3.4 and the right of Tenants under the Leases, from the Effective Date to and including November 6, 2003 (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees (collectively, "Consultants") shall have the right from time to time to enter onto the Property."

            b. Purchaser hereby agrees that it has completed its review of the Property and hereby waives its right to further object (pursuant to Sections 3.6 or 4.3 of the Contract or otherwise) to any matter concerning the Title
Documents, the Survey, the Property Contracts, the Leases, the physical condition of the Property, or otherwise with respect to the Property. Purchaser agrees that Seller has made all required deliveries and performed all of Seller's required obligations under the Contract through the date hereof. Purchaser agrees that Purchaser's right to terminate the Contract is irrevocably waived, the Deposit (including the Released Deposit) is non-refundable, and
Purchaser's obligation to purchase the Property is non-contingent and unconditional except only for satisfaction of the conditions expressly stated in
Section 8.1 of the Contract. Purchaser further agrees that, immediately upon execution of this Amendment, Escrow Agent shall be authorized, and is hereby directed by Purchaser, to release directly to Seller the Released Deposit.

4. Closing Date. The first sentence of Section 5.1 of the Contract is hereby deleted in its entirety and replaced by the following provision:

            "The Closing shall occur on December 22, 2003 (the "Closing Date") through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means; however, if Escrow Agent or its agent cannot lawfully record the transfer and other closing documents in the State of North Carolina, then Purchaser's counsel shall act as "recording agent" for Purchaser and Seller pursuant to instructions reasonably acceptable to Seller."

5. Ratification of Contract. All terms and provisions of the Contract not specifically modified or amended by this Amendment shall remain in full force and effect, and the Contract, as expressly modified herein, is hereby ratified, confirmed and approved in all respects by the parties hereto.

6.  Miscellaneous.  The  following  provisions  shall apply with respect to this
Amendment:

a. Capitalized terms not defined herein shall have the same meaning as set forth in the Contract.

b. In the event of any conflict between the Contract and this Amendment, the terms and conditions of this Amendment shall control.

c. This Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement. Executed copies hereof may be delivered by telecopier and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.

                                  [End of page]

      NOW, THEREFORE, the Parties hereto have executed this Amendment as of the date first set forth above.


                                     Seller:

                                    NATIONAL PROPERTY INVESTORS 7,
                                    a California limited partnership


                                    By:   NPI Equity Investments, Inc.,
                                          a Florida corporation,
                                          Its General Partner



                                          By: /s/Patrick F. Slavin
                                          Name: Patrick F. Slavin
                                          Title: Senior Vice President


                       [Purchaser signature page follows]


 [PURCHASER SIGNATURE PAGE TO REINSTATEMENT AND SECOND AMENDMENT TO PURCHASE
                              AND SALE CONTRACT]

                                   Purchaser:

                                    THE DILWEG COMPANIES, LLC,
                                    a Virginia limited liability company


                                    By: /s/Anthony Dilweg
                                    Name: Anthony Dilweg
                                    Title:  Chairman

                                                                   Exhibit 10.17
                               THIRD AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS THIRD AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is made and entered into as of the 17th day of December, 2003 (the "Amendment Date"), by and between NATIONAL PROPERTY INVESTORS 7, a California limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller"), and THE DILWEG COMPANIES, LLC, a North Carolina limited liability company, having a principal address at 5310 South Alston Avenue, Suite 210, Durham, North Carolina 27713 ("Purchaser"). (Seller and Purchaser, together, referred to as the "Parties" and each individually as a "Party").

                                    Recitals:

      A. Seller and Purchaser entered into that certain Purchase and Sale Contract dated October 10, 2003, as amended by (i) that certain Amendment to Purchase and Sale Contract dated October 27, 2003, and (ii) that certain Reinstatement and Second Amendment to Purchase and Sale Contract dated November 6, 2003 (as amended, the "Contract") for the Property described therein.

      B. Seller and Purchaser desire to amend the Contract on the terms set forth herein.

      NOW, THEREFORE, in consideration of the Contract, the covenants, promises, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties agree as follows:

                                   Agreement:

1. Purchaser Condition to Closing.

            (a) The following new Section 8.1.5 is hereby added to the Contract:

                  "8.1.5 (a) Seller shall have completed the work (the "Work") substantially as set forth in that certain letter of December 12, 2003 from Remtech Environmental ("Remtech") to Purchaser, a copy of which is attached hereto as Exhibit 1, in Tenant units 3202d, 3205a, 3205b, 3205f, 3206b, 3207b, 3214f and
                  3214b (each, an "Affected Unit"), and Seller shall have delivered reasonable evidence of completion of the Work to Purchaser on or prior to the Closing in the form of copies of testing results or certificates of completion from the applicable engineer or remediation company which has performed the Work, and (b) Purchaser shall have no less than 3 Business Days prior to the Closing to inspect the Affected Units and to perform air-testing of the Affected Units, to the extent and of the type reasonably required by Purchaser's lender in connection with the purchase of the Property, in order to determine whether the Work has been completed in accordance with the scope of work set forth in Exhibit 1. Purchaser agrees that Seller, in Seller's sole discretion, shall choose the contractor or remediation company to perform the Work. Purchaser agrees that any testing and inspections performed pursuant to subpara. (b) of this Section 8.1.5 shall be performed subject to Sections 3.3 and 3.4 of the Contract, including Purchaser's obligation to indemnify, hold harmless and defend Seller thereunder."

            (b) The second sentence of the last paragraph of Section 8.1 of the Contract is hereby deleted in its entirety and replaced by the following:

                  "If any condition set forth in Sections 8.1.1, 8.1.3, 8.1.4 or
                  8.1.5 is not met, Purchaser may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price, or (b) if such failure constitutes a default by Seller, exercise any of its remedies pursuant to Section 10.2."

            (c) The  following  provision  is hereby added to the end of Section
5.1:

                  "Further, upon not less than 1 day's prior notice to Purchaser, the Closing Date may be extended without penalty at the option of Seller to a date not later than 30 days following the Closing Date specified in the first sentence of this paragraph above (or, if applicable, as extended by Seller pursuant to the second or third sentence of this paragraph) to complete the Work, or such later date as is mutually acceptable to Seller and Purchaser."

            (d) The following provision is hereby added to the end of Section 5.4.10:

                  "At Closing, Seller shall receive a credit for any and all costs incurred by Seller in connection with the performance of the Work, including, without limitation, any costs incurred in connection with or arising from Seller's temporary relocation of Tenants in order to perform the Work."

            (e) The following new definitions are hereby added to Section 1.1 of the Contract:

                  "1.1.2  "Affected  Unit"  shall have the  meaning set forth in
                  Section 8.1.5."

                  and

                  "1.1.53 "Remtech" shall have the meaning set forth in Section 8.1.5."

                  and

                  "1.1.75 "Work" shall have the meaning set forth in Section 8.1.5."

2. Purchaser Acknowledgement. Purchaser acknowledges and agrees that Seller makes no indemnities, representations or warranties with regard to the efficacy, adequacy or completeness of the Work, the Work is to be completed by Seller
"AS-IS", and that any changes to the Contract set forth in this Amendment (including, without limitation, the addition of Section 8.1.5 to the Contract) shall in no way amend, expand, add to or alter any of Seller's representations or warranties in the Contract. If Seller fails to perform the Work pursuant to this Amendment, after any extensions permitted to Seller under the Contract (as amended by this Amendment), Purchaser's sole remedy shall be to terminate the Contract for failure of a condition and Seller shall not be in default under the Contract.

3. Purchaser Delivery of Reports. Purchaser agrees that Purchaser shall deliver to Seller within 1 Business Day after execution of this Amendment, copies of any and all Third Party Reports in any way relating to or prepared in connection with the Work or upon which Remtech relied in preparing the letter referenced in
Section 8.1.5 of the Contract (as amended by this Amendment).

4. Closing Date.

            (a) The first sentence of Section 5.1 of the Contract is hereby deleted in its entirety and replaced by the following provision:

                  "The Closing shall occur on December 30, 2003 (the "Closing Date") through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means; however, if Escrow Agent or its agent cannot lawfully record the transfer and other closing documents in the State of North Carolina, then Purchaser's counsel shall act as "recording agent" for Purchaser and Seller pursuant to instructions reasonably acceptable to Seller."

            (b) The phrase "2 Business Days" in the first sentence of each of Sections 5.2 and 5.3 of the Contract is hereby deleted in its entirety and replaced with the following phrase: "1 Business Day."

5. Ratification of Contract. All terms and provisions of the Contract not specifically modified or amended by this Amendment shall remain in full force and effect, and the Contract, as expressly modified herein, is hereby ratified, confirmed and approved in all respects by the parties hereto.

6.  Miscellaneous.  The  following  provisions  shall apply with respect to this
Amendment:

a. Capitalized terms not defined herein shall have the same meaning as set forth in the Contract.

b. In the event of any conflict between the Contract and this Amendment, the terms and conditions of this Amendment shall control.

c. This Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement. Executed copies hereof may be delivered by telecopier and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.

                                  [End of page]

      NOW, THEREFORE, the Parties hereto have executed this Amendment as of the date first set forth above.


                                     Seller:

                                    NATIONAL PROPERTY INVESTORS 7,
                                    a California limited partnership


                                    By:   NPI Equity Investments, Inc.,
                                          a Florida corporation,
                                          Its General Partner



                                          By: /s/Patrick F. Slavin
                                          Name: Patrick F. Slavin
                                          Title:  Senior Vice President


                       [Purchaser signature page follows]


                         [PURCHASER SIGNATURE PAGE TO
                THIRD AMENDMENT TO PURCHASE AND SALE CONTRACT]

                                   Purchaser:

                                    THE DILWEG COMPANIES, LLC,
                                    a Virginia limited liability company


                                    By: /s/Michael R. Hemmerich
                                    Name: Michael R. Hemmerich
                                    Title:  Manager

                                                                   Exhibit 10.18

           ASSIGNMENT AND ASSUMPTION OF REAL ESTATE SALE AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION OF SALE AGREEMENT made the 30th day of December 2003, by and between The Dilweg Companies, LLC, a NC limited liability company ("Assignor") and HD South Point, LLC, a NC limited liability company ("Assignee").

                                   WITNESSETH:

      THAT WHEREAS, Assignor is the Purchaser under a Real Estate Sale and Purchase Agreement by and among Assignor and National Property Investors 7, a California limited partnership ("Seller"), effective October 10, 2003, as amended, a copy of which is attached hereto and incorporated herein by reference (the "Contract"); and

      WHEREAS, Assignor desires to assign its interest in the Contract to Assignee and Assignee intends to assume all the obligations of Assignor under the Contract; and

      NOW, THEREFORE, in consideration of the foregoing promises, and the amount of $10.00 in hand paid to Assignor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby grant, bargain, sell, assign, transfer and convey unto Assignee, its successor and assigns, all of Assignor's right, title, interest and obligations in the Contract. The Assignee assumes all right, title, interest and obligations of Assignor under the Contract.

      Assignor and Assignee each covenant, for the benefit of Seller, that Assignee is an entity whose principals are the same principals of Assignor, and that Assignor and Assignee have complied with the terms of the Contract in connection with the assignment and assumption of the Contract. Assignor acknowledges that this instrument does not relieve Assignor of its obligations as to Seller under the Contract.

      TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns forever.

      IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument on the say and year first above written.

                              ASSIGNOR:
                              The   Dilweg   Companies,   LLC,  a  NC  limited
                              liability company

                              By:    /s/Michael R. Hemmerich
                              Name:  Micheal R. Hemmerich
                              Title: Manager

                              ASSIGNEE:
                              HD South Point, LLC, a NC limited liability company

                              By:    Michael R. Hemmerich
                              Name:  Michael R. Hemmerich
                              Title: Manager